UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                             Other Events

On September 28, 2009, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC, the joint bookrunning managers of the recent public offering by Alexandria Real Estate Equities, Inc. (the “Company”) of 4,000,000 shares of its common stock, exercised in full their over-allotment option to purchase an additional 600,000 shares of the Company’s common stock at a price of $53.25 per share. The closing of the over-allotment option occurred on September 29, 2009.

The press release announcing the exercise of the over-allotment option is attached hereto as Exhibit 99.1 and is filed herewith.

The Company also hereby confirms that the issuance of additional shares pursuant to the exercise of the over-allotment option does not affect its previous guidance with respect to FFO per share (diluted) and earnings per share (diluted) set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 24, 2009.

Item 9.01                                             Financial Statements and Exhibits

(d)                             Exhibits

99.1                           Press Release, dated September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: September 30, 2009	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer